Exhibit 10.16

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

Pricing. UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives (“Incentives”) as also set forth below. These Incentives shall only be available to the locations and account numbers approved and identified in Addendum A. Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS Standard List Rates available at www.ups.com and are subject to change based on changes to such list rates. Each eligible package (or shipment) and accessorial will receive its applicable Incentive for the term of this Agreement. Incentives are applied on a [***] basis unless otherwise specified. Incentives shall be applied to [***] outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

Automation. Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS. PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS 1Z Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Payment Terms. Customer agrees that all invoices will be paid by Electronic Funds Transfer or by check prior to the agreed upon due date. If the payment method changes during the life of this agreement, UPS reserves the right to reevaluate these incentives and adjust accordingly.

SurePost. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html.

Service. All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff/Terms and Conditions of Service in effect at the time of shipping, each of which are incorporated herein by reference and which may be subject to change without prior notice and which, together with this Agreement, are the entire agreement and understanding between Customer and UPS relating to the relationship under this Agreement, superseding all prior or contemporaneous agreements or understandings. UPS SurePost Service is provided pursuant to the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html, which are also incorporated herein by this reference.

Confidentiality. Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives (“Confidential Information”) unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information.

Offer Expiration and Prior Agreements. This offer is void if not accepted by October 11, 2013 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

Term. The Incentives contained in this Agreement take effect on the Monday following the signing of this Agreement or the Effective Date, whichever is later and continue until terminated by either party. Either party may terminate this Agreement at any time upon 30 days prior written notice to the other. In addition to these termination rights, UPS shall have the right to terminate the UPS SurePost Service Incentive Program set forth herein immediately (i) if Customer fails to comply with any term of the UPS SurePost , or (ii) if the US Postal Service eliminates or changes the terms under which it provides the Lightweight Parcel Select Service for packages tendered pursuant to UPS SurePost.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Carrier Agreement Page 1 of 18

UPS		Customer

United Parcel Service Inc.		Boot Barn

By:	/s/ Diana Knight	By:	/s/ Paul Iacono

Title:	AE	Title:	CFO

Address:	1331 S. Vernon Ave.	Address:	15776 Laguna Canyon
	Anaheim, CA 92805		Irvine, CA 92618

Date Signed:	9-25-13	Date Signed:	9-25-2013

Effective Date:	9-30-13

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Carrier Agreement  Page 2 of 18

Addendum A List of Account Numbers

Boot Barn’s UPS accounts identified below shall be included in the Agreement.

The following accounts shall have their activity committed and are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1 :
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN CORPORATE [***] [***]	[***]
[***]	BOOT BARN HR [***] [***]
[***]	RCC WESTERN [***] [***]	[***]
[***]	BASKINS -STORE #33 [***] [***]
[***]	RCC WESTERN STORE #11 [***] [***]	[***]
[***]	BOOT BARN [***] [***]	[***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 3 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]	[***]
[***]	BOOT BARN [***] [***]	[***]
[***]	RCC WESTERN STORE #26 [***] [***]	[***]
[***]	BOOT BARN [***] [***]	[***]
[***]	BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BOOT BARN STORE 85 [***] [***]
[***]	BOOT BARN/INTERNET [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	RCC E WAREHOUSE [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BOOT BARN [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 4 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	RCC WESTERN [***] [***]
[***]	RCC WESTERN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 5 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	RCC WESTERN STORE #14 [***] [***]	[***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	SOURCE ONE OFFICE PRODUCTS [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BILLY BOB’S BOOT OUTLET #24 [***] [***]	[***]
[***]	RCC WESTERN & WORK STORE [***] [***]
[***]	RCC WESTERN & WORK STORE [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 6 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BOOT BARN [***] [***]	[***]
[***]	RCC WESTERN STORE # 38 [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN % GEORGIA SMITH [***] [***]
[***]	RCC WESTERN STORE #20 [***] [***]	[***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN STORE 94 [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 7 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN STORE 105 [***] [***]	[***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]	[***]
[***]	RCC WESTERN STORE #32 [***] [***]	[***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN STORE 100 [***] [***]
[***]	RCC WESTERN STORE #7 [***] [***]	[***]
[***]	RCC WESTERN STORE #18 [***] [***]	[***]
[***]	RCC WESTERN STORE #12 [***] [***]	[***]
[***]	RCC WESTERN STORE #19 [***] [***]	[***]
[***]	RCC WESTERN STORE #17 [***] [***]	[***]
[***]	RCC WESTERN STORE #10 [***] [***]	[***]
[***]	RCC WESTERN STORE #15 [***] [***]	[***]
[***]	RCC WESTERN STORE #16 [***] [***]	[***]
[***]	RCC WESTERN STORE #8 [***] [***]	[***]
[***]	WORK WAREHOUSE #27 [***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 8 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	RCC WESTERN STORE #38 [***] [***]	[***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	RCC WESTERN STORE #21 [***] [***]	[***]
[***]	RCC WESTERN WEAR [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]	[***]
[***]	RCC WESTERN STORE #25 [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT BARN #177 [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***]

***   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 9 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BASKIN/BOOT BARN [***] [***]
[***]	BOOT CORRAL #9 [***] [***]	[***]
[***]	BOOT BARN CORPORATE [***] [***]	[***]
[***]	BASKINS DEPT STORE #31 [***] [***]
[***]	BASKINS DEPT STORE #32 [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN #0055 [***] [***]
[***]	BOOT BARN [***] [***]
[***]	BOOT BARN [***]

***   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 10 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN #0067
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]

The following accounts shall have their activity committed as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS
Section 2:
[***]	BOOT BARN [***]

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound [***]. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight Service Contract Agreement.UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).The stated commodity tier set forth in this Addendum supersedes the commodity tier set forth in any existing Hundredweight Service Contract Agreement between the parties.

UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).

***   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 11 of 18

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified. (1)

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -5	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6 -10	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11 -20	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -3	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4 -9	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10 -70	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -16	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 12 of 18

[***] - Incentives Off Effective Rates - [***]

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the Dimensional Weight (Custom Divisor) factor below for any package shipped using the indicated service . All other services and/or zones not specified will be billed using the Dimensional Weight divisor set forth in the UPS Rate and Service Guide in effect at the time of shipment.

Custom Dimensional Weight Divisor : [***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

The incentives stated above are valid from July 20, 2013 to [***].

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the lower of either the Dimensional Weight Threshold factor below or the Dimensional Weight Threshold factor in effect at the time of shipping as indicated in the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html. All shippers, services and zones not specified will be billed using the Dimensional Weight factor indicated in the UPS SurePost Terms of Service effective at the time of the shipment.

Dimensional Weight (Custom Cubic Inch Threshold) by Zone
[***]
[***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the cumulative [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a [***] basis.

[***] Charges Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 13 of 18

[***] Charges Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

For the first [***] of this agreement, discounts per the schedule for eligible services will be applied based on [***].

After the first [***] of this agreement, [***] charges per [***] will be based on [***] through the [***]. Average [***] charges per [***] is defined as the [***] from eligible and committed services for the given time period divided by the number of [***] in the time period.

The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) [***] of the Committed Services section at the end of the Addendum B.

For the purposes of determining the appropriate band of the customer, UPS will consider activity by the account numbers specified in Addendum A , Section 2.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge. When applicable, Minimum net shipment charge is calculated by deducting the applicable amount (by zone) in the table below from the published list rate for the respective service.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the Rate Per Letter Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 14 of 18

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]
[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service	Minimum Per	Zone	Base Rate	Adjustment
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 15 of 18

Service	Minimum Per	Zone	Base Rate	Adjustment
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Accessorials	Incentives
[***]	[***] Off Effective Rates

The incentives stated above apply for the period July 20, 2013 through [***].

Accessorials	Incentives
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates

The incentives stated above apply for the period July 20, 2013 through [***].

Destination Area Surcharge(s) - Incentives per Shipment

Service(s)	Country/ Zone	Delivery Area - Extended	Delivery Area
[***]	[***]	[***] Off	[***] Off

Committed Services:

All Small Package Freight: Domestic and Export transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All International Import:  Import transportation charges from the following: [***].

All UPS Freight(3): The following [***] will be used to determine the customer’s incentive levels: [***].

All UPS Ground with Freight Pricing: The following service(s) will be used to determine the band of the customer: [***].

Rate Cap Summary:

UPS and Customer have mutually agreed to a maximum rate increase amount on the Standard List Rates and minimum shipment charges in accordance with the terms set forth below. The maximum rate increase amount only applies to Standard List Rates and not to any other surcharges, accessorials or fees. Should UPS increase its Standard List Rates (hereinafter a “General Rate Increase”), Customer’s incentives in Addendum B will be evaluated to determine if they need to be adjusted upward to maintain the maximum increase as listed in the table below (hereinafter the “Rate Cap Percentage”).

Any applicable incentive adjustments will be calculated using the specific impact of the General Rate Increase on Customer’s volume distribution.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 16 of 18

Customer’s volume distribution will be based on a sample of Customer’s business tendered to UPS. Should a statistically viable sampling not be available for a specific UPS product, UPS will calculate the applicable incentive adjustment using the announced General Rate Increase amount. If the General Rate Increase is used or if Customer’s actual shipping characteristics change, Customer’s effective rate increase may be greater or less than the Rate Cap Percentage.

If the incentive evaluation process determines that the Customer’s rate increase for a product is less than the Rate Cap Percentage, no adjustments to incentives will occur. Customer’s adjusted incentives, if any, will become Customer’s revised incentives and will apply to Customer thereafter. Notwithstanding anything to the contrary, the Rate Cap Percentage does not apply to any changes in additional charges. Additional charges are defined as fees for value added services, accessorial charges, other charges or surcharges.

When evaluating if any incentive adjustments are required as part of this agreement, UPS will adjust the Rate Cap Percentage to account for any changes in Standard List Rates that may occur as a result of an adjustment to the applicable fuel surcharge index. For example, if Customer’s rate cap is 5.0% and UPS increases Standard List Rates by an effective 6.0%, where 1.0% of the increase is part of a 1.0% net reduction in the fuel surcharge index, Customer will take the full 6.0% increase with the net effect being a 5.0% increase.

Year of Rate Increase
Service(s)	2014	2015	2016
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

** Minimum shipment charges are capped (the net minimum shipment charge will not increase more than the negotiated rate cap). For products not indicated any applicable minimum shipment charge will float based on changes to the Standard List Rates.

[***]

The incentives detailed earlier in this Agreement include an [***] bonus up to the amount defined in the table below. Shipments tendered via [***] will not receive this bonus. At no point will non-application of the bonus result in net rates that exceed the published rates in effect at the time of shipment. The bonus will be applicable to all shipments paid for by accounts in this agreement.

Service(s)	[***] Bonus
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 17 of 18

Service(s)	[***] Bonus
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The following methods of providing UPS shipment information will be considered non-electronic for this agreement: [***].

All other shipment information will be considered electronic PLD.

Notes:

(1)   Incentives are based on and derived from the most recently published Standard List Rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html. Transportation charges for UPS SurePost packages will be included in any applicable Small Package Freight commitments.

(3)   For [***] services, the rolling average used to calculate the tier band will be based on [***] charges that will be one week behind the [***] charges used to calculate the tier.

[***]  Includes all available billing options and return services with the exception of [***] services. Please refer to the UPS Tariff/Terms and Conditions for additional information on available billing options.

[***]  Undeliverable Packages will be returned as specified in the UPS Terms and Conditions. Any incentives in effect at the time of shipment for the service in which an undeliverable package is shipped will be applied to the undeliverable package.

*  [***] is committed based on net [***] charges.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 18 of 18

Contract Carrier Agreement

Addendum C

Terms of Contract

Boot Barn, including all of its subsidiaries, (Customer) and United Parcel Service, Inc. (US) hereby agree that the UPS Carrier Agreement (P780025560), effective September 30, 2013, is amended as follows:

1.              Minimum Commitment Fee. In consideration of the rates and discounts provided to Customer under this Agreement, Customer agrees to designate UPS as Customer’s primary carrier of choice throughout the Term of this Agreement, and to tender to UPS a minimum volume of shipments to achieve an average of no less than [***] per [***] in gross Transportation Charges during any [***] period (“Minimum Commitment”), unless Customer’s shipping volume declines due to conditions outside Customer’s control.

If UPS determines that Customer has failed to meet the Minimum Commitment during any [***] period, UPS reserves the right to assess a one-time charge in the amount of [***].

2.              Early Termination Fee. If Customer terminates this Agreement during [***] of this Agreement, UPS reserves the right to assess an Early Termination Fee in the amount of [***]. Customer agrees that the incentives provided herein will not be made negotiable during the term of this Agreement.

3.              Divestiture. If Customer eliminates or divests itself of an Affiliate or Shipping Location during the Term of the Agreement, Customer shall immediately notify UPS in writing of such change. If such Affiliate or Shipping Location was eligible to receive the Incentives under this Agreement immediately prior to such divestment, UPS, in its sole discretion, may allow the divested Shipping Location or Affiliate to continue under this Agreement for a period not to exceed six (6) months (the “Transition Period”). At the end of the Transition Period and subject to any change in Customer’s Incentives based on changed shipping characteristics, UPS shall remove the divested Shipping Location or Affiliate from this Agreement and any amounts attributable to the divested Shipping Location or Affiliate shall be removed from Customer’s current Incentives calculation as set forth in the Agreement. UPS and Customer may also negotiate in good faith any related changes to Minimum Commitment Fee and Early Termination Fee.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

This contract offer is void if an executed copy is not returned to UPS by 10/05/13

Addendum C Page 1 of 2

4.              Acquisition. If during the Term of this Agreement, Customer acquires an Affiliate as defined herein or if Customer is acquired, the Affiliate may be added to this Agreement, subject to UPS’s approval, within ninety (90) days of Customer’s written request to add such Affiliate and subject to any change in Customer’s Incentives based on changed shipping characteristics.

Assignment. Neither party may assign, sell, transfer, or otherwise dispose of, whether voluntarily or involuntarily, by merger, change of control, or corporate reorganization, by operation of law or otherwise, this Agreement, or any of its rights or obligations without the prior written consent of the other party, which consent will not be unreasonably withheld. In the event customer sells substantially all of its assets or sells the majority of its ownership interests to a single unrelated third party, the Early Termination Fee would not be assessed provided that UPS is maintained as the primary carrier of choice for Customers business for the duration of the agreement. Except as otherwise provided herein, any attempted assignment, sale, transfer, or other disposition by a party without the prior written consent of the other party shall be void and without force or effect.

This addendum supersedes any previous addendum as of the effective date.

Unless expressly changed by this Amendment, all other terms and conditions of the Agreement will remain valid and enforceable. In the event of a conflict between this Amendment and the Agreement, this Amendment will prevail.

This offer is void if not accepted by October 5, 2013 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UNITED PARCEL SERVICE, INC		BOOT BARN

By:	/s/ Diana Knight	By:	/s/ Paul Iacono
	(An Authorized Representative)		(An Authorized Representative)
Print Name:	Diana Knight	Print Name:	Paul Iacono
Title:	AE	Title:	CFO
Address:	1331 S. Vernon	Address:	15776 Laguna Canyon
	Anaheim, CA 92805		Irvine, CA 92618
Date Signed:	9-25-2013	Date Signed:	9-25-2013

Effective Date:

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

This contract offer is void if an executed copy is not returned to UPS by 10/05/13

Addendum C Page 2 of 2

Addendum to Carrier Agreement

Between

Boot Barn and United Parcel Service Inc.

Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”) here by agree that the Carrier Agreement - P780025560 (the “Agreement”) is hereby amended by this addendum (“Addendum”) as of the date set forth below which shall be the effective date (the “Effective Date”). The Addendum supersedes any prior amendments or addenda and is incorporated into and made part of the Agreement to the extent any provisions of this Addendum are inconsistent with, conflict with, or vary from the provisions of the Agreement, the provisions of this Addendum shall control. Terms not defined in this Addendum shall have the meaning set forth in the Agreement. All other terms and conditions of the Agreement shall continue in full force and effect except as modified herein.

The following is added to the Agreement:

All incentives contained in this Addendum apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified.

1.   Change of bid number. For purposes of adding freight collect, third party and return service billing options to the incentive structure of the current agreement, a new bid number (P050025848) will be implemented as of the effective date of this Addendum.

2.   Freight Collect, Third Party and Return Service billing options. Freight collect, third party and return service billing options are added to the Agreement and eligible for incentives as of the effective date of this Addendum for services included in the Agreement.

3.   Freight Collect, Third Party and Return services committed. All base transportation freight collect, third party and return service revenues for committed services in the Agreement will be included to determine the band.

This offer is void if not accepted by November 6, 2013 (“Deadline”). Customer may accept Addendum by providing a duly signed copy of this Addendum to UPS by the Deadline. This Addendum supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UPS United Parcel Service, Inc		Customer Boot Barn

By:	/s/ Diana Knight	By:	/s/ Donald Petersen

Title:	AE	Title:	Vice President, Supply Chain

Address:	1331 S. Vernon	Address:	15776 Laguna Canyon Rd.

	Anaheim, CA 92805		Irvine, CA

Date Signed:	10/25/13	Date Signed:	10/25/13

Effective Date:

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

Pricing. UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives (“Incentives”) as also set forth below. These Incentives shall only be available to the locations and account numbers approved and identified in Addendum A. Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS Standard List Rates available at www.ups.com and are subject to change based on changes to such list rates. Each eligible package (or shipment) and accessorial will receive its applicable Incentive for the term of this Agreement. Incentives are applied on a [***] basis unless otherwise specified. Incentives shall be applied to [***] outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

Automation. Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS. PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS 1Z Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Payment Terms. Customer agrees that all invoices will be paid by Electronic Funds Transfer or by check prior to the agreed upon due date. If the payment method changes during the life of this agreement, UPS reserves the right to reevaluate these incentives and adjust accordingly.

SurePost. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html.

Service. All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff/Terms and Conditions of Service in effect at the time of shipping, each of which are incorporated herein by reference and which may be subject to change without prior notice and which, together with this Agreement, are the entire agreement and understanding between Customer and UPS relating to the relationship under this Agreement, superseding all prior or contemporaneous agreements or understandings. UPS SurePost Service is provided pursuant to the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html, which are also incorporated herein by this reference.

Confidentiality. Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives (“Confidential Information”) unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information.

Offer Expiration and Prior Agreements. This offer is void if not accepted by February 9, 2014 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

Term. The Incentives contained in this Agreement take effect on the Monday following the signing of this Agreement or the Effective Date, whichever is later and continue until terminated by either party. Either party may terminate this Agreement at any time upon 30 days prior written notice to the other. In addition to these termination rights, UPS shall have the right to terminate the UPS SurePost Service Incentive Program set forth herein immediately (i) if Customer fails to comply with any term of the UPS SurePost , or (ii) if the US Postal Service eliminates or changes the terms under which it provides the Lightweight Parcel Select Service for packages tendered pursuant to UPS SurePost.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Carrier Agreement Page 1 of 20

Addendum A List of Account Numbers

Boot Barn’s UPS accounts identified below shall be included in the Agreement.

The following accounts shall have their activity committed and are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1 :
[***]	BASKIN/BOOT BARN #164
[***]
[***]
[***]	BOOT BARN CORPORATE	[***]
[***]
[***]
[***]	BOOT BARN HR
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	RCC WESTERN	[***]
[***]
[***]
[***]	BOOT BARN STORE 132
[***]
[***]
[***]	BOOT BARN STORE 134
[***]
[***]
[***]	BOOT BARN STORE 133
[***]
[***]
[***]	BOOT BARN STORE 0136
[***]
[***]
[***]	BASKINS/BOOT BARN STORE 183
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	RCC WESTERN STORE #11	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 2 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #169
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN #184
[***]
[***]
[***]	RCC/BOOT BARN STORE 126	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 3 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BASKIN/BOOT BARN #160	[***]
[***]
[***]
[***]	BOOT BARN STORE 85
[***]
[***]
[***]	BOOT BARN/INTERNET	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN #175
[***]
[***]
[***]	RCC E WAREHOUSE
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #171
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN STORE 158	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN #154	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	RCC WESTERN
[***]
[***]
[***]	RCC WESTERN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #173
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 4 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	RCC WESTERN STORE #14	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 5 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	SOURCE ONE OFFICE PRODUCTS
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BILLY BOB’S BOOT OUTLET #24	[***]
[***]
[***]
[***]	RCC WESTERN & WORK STORE
[***]
[***]
[***]	RCC/BOOT BARN STORE 100
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN #159	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE # 38
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN #172
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN % GEORGIA SMITH
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 6 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	RCC WESTERN STORE #20	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #174
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #168
[***]
[***]
[***]	BOOT BARN #166
[***]
[***]
[***]	BOOT BARN STORE 94
[***]
[***]
[***]	BOOT BARN STORE 105	[***]
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN	[***]
[***]
[***]
[***]	RCC/BOOT BARN STORE 108	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	RCC WESTERN STORE #7	[***]
[***]
[***]
[***]	RCC WESTERN STORE #18	[***]
[***]
[***]
[***]	RCC WESTERN STORE #12	[***]
[***]
[***]
[***]	RCC WESTERN STORE #19	[***]
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 7 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	RCC WESTERN STORE #17	[***]
[***]
[***]
[***]	RCC WESTERN STORE #10	[***]
[***]
[***]
[***]	RCC WESTERN STORE #15	[***]
[***]
[***]
[***]	RCC WESTERN STORE #16	[***]
[***]
[***]
[***]	RCC WESTERN STORE #8	[***]
[***]
[***]
[***]	WORK WAREHOUSE #27	[***]
[***]
[***]
[***]	RCC WESTERN STORE #38	[***]
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #161	[***]
[***]
[***]
[***]	RCC WESTERN STORE #21	[***]
[***]
[***]
[***]	RCC WESTERN WEAR
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN	[***]
[***]
[***]
[***]	RCC WESTERN STORE #25
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #176
[***]
[***]
[***]	BOOT BARN #177
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 8 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BASKIN/BOOT BARN #167
[***]
[***]
[***]	BOOT CORRAL #9	[***]
[***]
[***]
[***]	BOOT BARN CORPORATE	[***]
[***]
[***]
[***]	BASKINS/BOOT BARN STORE 181
[***]
[***]
[***]	BASKINS/BOOT BARN STORE 182
[***]
[***]
[***]	BOOT BARN STORE 137
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN #20
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 9 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN #0055
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN #0067
[***]
[***]
[***]	BOOT BARN
[***]
[***]
[***]	BOOT BARN
[***]
[***]

The following accounts shall have their activity committed as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS
Section 2:
[***]	BOOT BARN
[***]

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound [***]. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight Service Contract Agreement.UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).The stated commodity tier set forth in this Addendum supersedes the commodity tier set forth in

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 10 of 20

any existing Hundredweight Service Contract Agreement between the parties.

UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum A Page 11 of 20

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified. (1)

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -5	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6 -10	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11 -20	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -3	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4 -9	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10 -70	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(oz)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -16	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum B Page 12 of 20

[***] - Incentives Off Effective Rates - [***]

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the Dimensional Weight (Custom Divisor) factor below for any package shipped using the indicated service . All other services and/or zones not specified will be billed using the Dimensional Weight divisor set forth in the UPS Rate and Service Guide in effect at the time of shipment.

Custom Dimensional Weight Divisor : [***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

The incentives stated above are valid from November 2, 2013 to [***].

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the lower of either the Dimensional Weight Threshold factor below or the Dimensional Weight Threshold factor in effect at the time of shipping as indicated in the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html. All shippers, services and zones not specified will be billed using the Dimensional Weight factor indicated in the UPS SurePost Terms of Service effective at the time of the shipment.

Dimensional Weight (Custom Cubic Inch Threshold) by Zone

[***]
[***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the cumulative [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a [***] basis.

[***] Charges Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum B Page 13 of 20

[***] Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Average [***] charges per [***] will be based on [***]. Average [***] charges per [***] is defined as the [***] charges per [***] from all eligible and committed services for the given time period divided by the number of [***] in the time period.

Incentives effective from January 4, 2014 to [***]. The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) [***] of the Committed Services section at the end of the Addendum B.

For the purposes of determining the appropriate band of the customer, UPS will consider activity by the account numbers specified in Addendum A , Section 2.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge. When applicable, Minimum net shipment charge is calculated by deducting the applicable amount (by zone) in the table below from the published list rate for the respective service.

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to [***].

[***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to [***].

[***] - Adjustment to the Rate Per Letter Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum B Page 14 of 20

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the Rate Per Letter Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]
[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to [***].

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum B Page 15 of 20

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]
[***]	[***]	[***]

Incentives effective from January 4, 2014 to [***].

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 16 of 20

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service	Minimum Per	Zone	Base Rate	Adjustment
Incentives effective from January 4, 2014 to [***].
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from November 2, 2013 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from November 2, 2013 to [***].
[***]	Package	[***]	[***]	[***]
Incentives effective from November 2, 2013 to [***].
[***]	Package	[***]	[***]	[***]

Accessorials	Incentives
[***]	[***] Off Effective Rates

The incentives stated above apply for the period November 2, 2013 through [***].

Accessorials	Incentives
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates

The incentives stated above apply for the period November 2, 2013 through [***].

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 17 of 20

[***] - Incentives per Shipment

Service(s)	Country/ Zone	Delivery Area - Extended	Delivery Area
[***]	[***]	[***] Off	[***] Off

Committed Services:

All Small Package Freight: Domestic and Export transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All International Import:  Import transportation charges from the following:  [***] will be used to determine the customer’s incentive levels: [***].

All UPS Freight(3): The following [***] will be used to determine the customer`s incentive levels: [***].

All UPS Ground with Freight Pricing: The following service(s) will be used to determine the band of the customer: [***].

Rate Cap Summary:

UPS and Customer have mutually agreed to a maximum rate increase amount on the Standard List Rates and minimum shipment charges in accordance with the terms set forth below. The maximum rate increase amount only applies to Standard List Rates and not to any other surcharges, accessorials or fees. Should UPS increase its Standard List Rates (hereinafter a “General Rate Increase”), Customer’s incentives in Addendum B will be evaluated to determine if they need to be adjusted upward to maintain the maximum increase as listed in the table below (hereinafter the “Rate Cap Percentage”).

Any applicable incentive adjustments will be calculated using the specific impact of the General Rate Increase on Customer’s volume distribution. Customer’s volume distribution will be based on a sample of Customer’s business tendered to UPS. Should a statistically viable sampling not be available for a specific UPS product, UPS will calculate the applicable incentive adjustment using the announced General Rate Increase amount. If the General Rate Increase is used or if Customer’s actual shipping characteristics change, Customer’s effective rate increase may be greater or less than the Rate Cap Percentage.

If the incentive evaluation process determines that the Customer’s rate increase for a product is less than the Rate Cap Percentage, no adjustments to incentives will occur. Customer’s adjusted incentives, if any, will become Customer’s revised incentives and will apply to Customer thereafter. Notwithstanding anything to the contrary, the Rate Cap Percentage does not apply to any changes in additional charges. Additional charges are defined as fees for value added services, accessorial charges, other charges or surcharges.

When evaluating if any incentive adjustments are required as part of this agreement, UPS will adjust the Rate Cap Percentage to account for any changes in Standard List Rates that may occur as a result of an adjustment to the applicable fuel surcharge index. For example, if Customer’s rate cap is 5.0% and UPS increases Standard List Rates by an effective 6.0%, where 1.0% of the increase is part of a 1.0% net reduction in the fuel surcharge index, Customer will take the full 6.0% increase with the net effect being a 5.0% increase.

Year of Rate Increase
Service(s)	2014	2015	2016
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 18 of 20

Year of Rate Increase
Service(s)	2014	2015	2016
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

** Minimum shipment charges are capped (the net minimum shipment charge will not increase more than the negotiated rate cap). For products not indicated any applicable minimum shipment charge will float based on changes to the Standard List Rates.

[***]

The incentives detailed earlier in this Agreement include an [***] bonus up to the amount defined in the table below. Shipments tendered via [***] will not receive this bonus. At no point will non-application of the bonus result in net rates that exceed the published rates in effect at the time of shipment. The bonus will be applicable to all shipments paid for by accounts in this agreement.

Service(s)	[***] Bonus
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 19 of 20

Service(s)	[***] Bonus
[***]	[***]
[***]	[***]

The following methods of providing UPS shipment information will be considered non-electronic for this agreement: [***]. All other shipment information will be considered electronic PLD.

Notes:

(1)             Incentives are based on and derived from the most recently published Standard List Rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html. Transportation charges for UPS SurePost packages will be included in any applicable Small Package Freight commitments.

(3)             For [***] services, the rolling average used to calculate the tier band will be based on [***] charges that will be one week behind the [***] charges used to calculate the tier.

[***]  Includes all available billing options and return services with the exception of [***] services. Please refer to the UPS Tariff/Terms and Conditions for additional information on available billing options.

[***]  The incentives will be extended to [***] where applicable for the zones listed.

[***]   The incentives will be extended to [***] where applicable for the zones listed.

[***]  Undeliverable Packages will be returned as specified in the UPS Terms and Conditions. Any incentives in effect at the time of shipment for the service in which an undeliverable package is shipped will be applied to the undeliverable package.

[***]  The incentives will be extended to [***] where applicable for the zones listed.

[***] The incentives will be extended to [***] where applicable for the zones listed.

*  [***] is committed based on net [***] charges.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 20 of 20